Exhibit 99.2

Catellus
Development
Corporation

SUPPLEMENTAL FINANCIAL PACKAGE
SECOND QUARTER – JUNE 30, 2005

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that began operating as a real estate investment trust effective January 1, 2004. The company owns and operates approximately 41.1 million square feet of predominantly industrial property in many of the country's major distribution centers and transportation corridors. Catellus' principal objective is sustainable, long-term growth in shareholder value, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its core business. More information on the company is available at www.catellus.com.

Company Information	Senior Management
Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer
201 Mission St., 2nd Floor	Ted Antenucci, President, Catellus Commercial Development
San Francisco, CA 94105	Bill Hosler, Senior Vice President and Chief Financial Officer
Phone: (415) 974-4500	Vanessa Washington, Senior Vice President and General Counsel
Fax: (415) 974-4550	Mike Wenzell, Vice President, Corporate Strategic Initiatives
www.catellus.com

Investor Contact Information	Corporate Officers
Investor Relations:	Willie Bogan - Vice President & Associate General Counsel
Minnie Wright	Chris Chen - Vice President & Associate General Counsel
Phone: (415) 974-4649	Joyce Ibardolasa - Vice President Human Resources & Administration
Fax: (415) 974-4550	Bill Lau - Vice President Finance & Treasurer
Email: minnie_wright@catellus.com	Margan Mitchell - Vice President Corporate Communications
Ed Sham - Vice President & Controller
David Zeiger - Vice President Taxation

Stock Information	Research Coverage
NYSE Ticker Symbol: CDX	Citigroup Smith Barney - John Stewart (212) 816-1685
Closing stock price on June 30, 2005 = $32.80	Banc of America Securities - Ross Nussbaum (212) 847-5668
Average volume for the quarter: 727,184	Deutsche Bank Securities - Lou Taylor (212) 250-4912
GreenStreet Advisors - Jim Sullivan (949) 640-8780
Lehman Brothers - David Harris (212) 526-1790
Maxcor Financial - Rich Anderson (646) 346-7077
Merrill Lynch - Steve Sakwa (212) 449-0335
Morgan Stanley - Gregory Whyte (212) 761-6331
RBC Capital -Jay Leupp (415) 633-8588
Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company's report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC

SUPPLEMENTAL FINANCIAL PACKAGE

June 30, 200

TABLE OF CONTENTS

FINANCIALS
CONSOLIDATED
Key financial data
Consolidated balance sheet
Consolidated statement of operations
Consolidated statement of cash flows
Funds from operations
Balance sheet detail and fully diluted shares outstanding
Notes receivable detail
Debt analysis

OPERATING SEGMENTS
Property book value by segment

ADDITIONAL INFORMATION

PORTFOLIO DATA
Net operating income and square feet by state
Same space net operating income
Full quarter net operating income by state
Full quarter net operating income detail by type
Buildings owned & occupancy
Lease expirations
Lease expirations - Industrial in square feet
Lease expirations - Industrial in monthly base rent
Ten largest tenants
Office buildings over 100,000 square feet and ground leases

DEVELOPMENT ACTIVITY
Land inventory
Construction starts and completions
Properties under construction
Work in process

URBAN, RESIDENTIAL & OTHER SEGMENT ACTIVITY
Summary of remaining non-core assets

OPERATING JOINT VENTURES
DEFINITIONS

Key Financial Data

(In thousands, except per share data)

			For the Three Months Ended or as of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004

Share Data
Average common shares outstanding - basic	103,912	103,750	103,334	103,053	103,023
Average common shares outstanding - diluted	105,457	105,301	105,065	104,424	104,078

Common Share Price and Dividend
At end of period	$32.80	$26.65	$30.60	$26.51	$24.65
High during quarter	$34.18	$30.35	$32.04	$27.80	$26.31
Low during quarter	$26.65	$26.65	$27.08	$24.69	$21.52
Quarterly dividend per share	$0.27	$0.27	$0.27	$0.27	$0.27

Market Capitalization
Market value of common equity	$3,408,314	$2,764,938	$3,162,020	$2,731,935	$2,539,517
Total debt	1,288,887	1,255,104	1,440,528	1,353,941	1,326,946
Total market capitalization	$4,697,201	$4,020,042	$4,602,548	$4,085,876	$3,866,463
Total debt / total market capitalization	27.4%	31.2%	31.3%	33.1%	34.3%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,381,584	$2,370,210	$2,316,289	$2,635,367	$2,553,387
Total assets	$2,493,407	$2,472,173	$2,708,344	$2,568,799	$2,547,796
Total liabilities	$1,737,016	$1,717,823	$1,964,753	$1,831,009	$1,815,678
Total shareholders’ equity	$756,391	$754,350	$743,591	$737,790	$732,118

Income Items
Net income	$26,182	$33,318	$74,560	$29,813	$35,334
Core segment FFO as adjusted (1)	$40,433	$48,720	$34,540	$34,134	$40,170
Lease termination fees	$220	$7	$1,337	$121	$78

Per Share Data (diluted)
Earnings per share	$0.25	$0.32	$0.71	$0.29	$0.34
Core segment FFO per share as adjusted (1)	$0.38	$0.46	$0.33	$0.33	$0.39

Portfolio Data
Rental property - square feet owned	41,146	40,642	40,544	40,672	41,373
Rental property - square feet leased	38,599	38,491	38,406	38,294	39,611
Rental property - occupancy %	93.8%	94.7%	94.7%	94.2%	95.7%

Core Segment Construction Activity (square feet)
Under construction, beginning of period	4,063	4,271	3,511	2,243	2,898
Construction starts during period	2,414	—	1,869	1,268	837
Less: construction completed - retained in portfolio	(500)	(103)	(92)	—	(1,492)
Less: construction completed - design build/fee	—	—	(1,000)	—	—
Less: construction completed - build to sell	(335)	(105)	—	—	—
Less: construction completed - joint venture development	—	—	(17)	—	—
Under construction, end of period	5,642	4,063	4,271	3,511	2,243

Sales Backlog
Core segment - income property sales	$97,100	$—	$11,235	$11,000	$30,730
Core segment - development sales	$41,192	$41,003	$49,900	$33,775	$18,542
Urban/Residential/Other segment - asset sales	$—	$8,393	$14,655	$370,447	$63,135

(1) A reconciliation of net income to funds from operations (FFO) is provided on pages 6-9

Key Financial Data Reconciliation

(In thousands, except ratios)

			For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004

Reconciliation to EBITDA (1)
Net Income	$26,182	$33,318	$74,560	$29,813	$35,334
Interest expense	16,288	17,581	17,766	15,959	16,692
Capitalized interest in cost of sales (2)	3,410	1,046	72,795	5,878	425
Income taxes	9,246	8,148	28,027	5,905	982
Depreciation and amortization	18,364	18,714	17,504	20,575	19,230
EBITDA (1)	$73,490	$78,807	$210,652	$78,130	$72,663

Interest Charges (1)
Interest expense	$16,288	$17,581	$17,766	$15,959	$16,692
Less non-cash interest (amortization of deferred loan fees)	(1,179)	(1,409)	(1,020)	(1,243)	(1,252)
Capitalized interest	4,495	3,671	4,458	5,528	4,751
Total interest charges	$19,604	$19,843	$21,204	$20,244	$20,191

Fixed Charges
Total interest charges	$19,604	$19,843	$21,204	$20,244	$20,191
Regularly scheduled principal payments	6,133	6,247	6,023	6,097	6,100
Total fixed charges	$25,737	$26,090	$27,227	$26,341	$26,291

Ratios
Interest coverage ratio	3.75	3.97	9.93	3.86	3.60
Fixed charge coverage ratio	2.86	3.02	7.74	2.97	2.76

(1) Includes discontinued operations.  See Statement of Operations.

(2) Fourth quarter 2004 increase in capitalized interest in cost of sales is due to FOCIL sale

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	June 30,	December 31,
	2005	2004

Assets

Properties	$2,381,584	$2,316,289
Less accumulated depreciation	(487,227)	(490,409)
	1,894,357	1,825,880
Other assets and deferred charges, net	206,377	224,932
Notes receivable, less allowance	236,170	329,758
Accounts receivable, less allowance	26,902	35,800
Assets held for sale	55,484	10,336
Restricted cash and investments	12,852	29,569
Cash and cash equivalents	61,265	252,069
Total	$2,493,407	$2,708,344

Liabilities and stockholders’ equity

Mortgage and other debt	$1,208,835	$1,440,528
Accounts payable and accrued expenses	110,872	201,238
Deferred credits and other liabilities	284,187	286,780
Liabilities associated with assets held for sale	81,891	88
Deferred income taxes	51,231	36,119
Total liabilities	1,737,016	1,964,753

Stockholders’ equity
Common stock - 105,086 and 104,720 shares issued, and 103,941 and 103,317 shares outstanding at June 30, 2005 and December 31, 2004, respectively	1,051	1,047
Paid-in capital	517,089	509,407
Unearned value of restricted stock and restricted stock units (1,145 and 1,403 shares at June 30, 2005 and December 31, 2004, respectively)	(21,474)	(23,049)
Accumulated earnings	259,725	256,186
Total stockholders’ equity	756,391	743,591
Total	$2,493,407	$2,708,344

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2005	2004	2005	2004

Revenue
Rental revenue	$74,725	$72,428	$148,924	$144,203
Sales revenue	31,990	7,299	65,134	44,990
Management, development and other fees	3,250	758	10,794	2,457
	109,965	80,485	224,852	191,650
Costs and expenses
Property operating costs	(20,782)	(18,092)	(41,057)	(36,932)
Cost of sales	(20,141)	(4,874)	(43,036)	(27,964)
Selling, general and administrative expenses	(13,234)	(12,611)	(25,524)	(25,562)
Depreciation and amortization	(17,587)	(18,045)	(35,505)	(34,939)
	(71,744)	(53,622)	(145,122)	(125,397)
Operating income	38,221	26,863	79,730	66,253
Other income
Equity in earnings of operating joint ventures, net	2,665	2,379	5,498	4,793
Equity in earnings of development joint ventures, net	6,651	3,391	11,737	4,618
Gain on non-strategic asset sales	—	16,380	20	16,441
Interest income	8,883	2,461	17,778	5,238
Other	780	956	869	1,257
	18,979	25,567	35,902	32,347
Other expenses
Interest expense	(15,017)	(15,314)	(31,339)	(29,627)
REIT transition costs	—	(208)	—	(420)
Other	158	(1,819)	(1,340)	(2,249)
	(14,859)	(17,341)	(32,679)	(32,296)

Income before income taxes and discontinued operations	42,341	35,089	82,953	66,304

Income tax expense	(9,246)	(982)	(17,394)	(1,913)
Income from continuing operations	33,095	34,107	65,559	64,391
Discontinued operations, net of income tax:
(Loss) Gain from disposal of discontinued operations	(17)	398	716	2,014
(Loss) income from discontinued operations	(6,896)	829	(6,775)	1,020
Net (loss) gain from discontinued operations	(6,913)	1,227	(6,059)	3,034
Net income	$26,182	$35,334	$59,500	$67,425

Income per share from continuing operations
Basic	$0.32	$0.33	$0.63	$0.63
Assuming dilution	$0.31	$0.33	$0.62	$0.62
Income per share from discontinued operations
Basic	$(0.07)	$0.01	$(0.06)	$0.03
Assuming dilution	$(0.06)	$0.01	$(0.06)	$0.03
Net income per share
Basic	$0.25	$0.34	$0.57	$0.66
Assuming dilution	$0.25	$0.34	$0.56	$0.65

Average number of common shares outstanding - basic	103,912	103,023	103,832	102,933
Average number of common shares outstanding - diluted	105,457	104,078	105,406	104,116

Dividends declared per share	$0.27	$0.27	$0.54	$0.54

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended 06/30/05	Six Months Ended 06/30/04
Cash flows from operating activities:
Net income	$59,500	$67,425
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,505	34,939
Deferred income taxes expense (benefit)	15,112	(5,237)
Deferred gain recognized	(4,524)	(8,707)
Amortization of deferred loan fees and other costs	2,588	2,624
Equity in earnings of joint ventures	(17,235)	(9,411)
Operating distributions from joint ventures	3,948	18,540
Gain on sale of investment property	(540)	(2,014)
Cost of development property sold and non-strategic assets sold	41,585	47,056
Capital expenditures for development property	(23,290)	(21,277)
Other property acquisitions	(5,050)	(11,842)
Other, net	3,805	4,729
Changes in assets and liabilities:
Accounts receivable	8,753	(93)
Notes receivable	93,588	24,459
Other assets and deferred charges	11,085	(19,923)
Accounts payable and accrued expenses	(30,861)	(34,571)
Deferred credits and other liabilities	12,645	18,581
Net cash provided by operating activities	206,614	105,278

Cash flows from investing activities:
Property acquisitions	(42,627)	(3,316)
Capital expenditures for investment property	(78,684)	(100,110)
Tenant improvements	(3,554)	(3,042)
Reimbursable construction costs	—	2,313
Net proceeds from sale of investment property	2,852	9,649
Distributions from joint ventures	—	—
Contributions to joint ventures	(2,130)	(600)
Net increase in restricted cash	16,717	61,135
Net cash used in investing activities	(107,426)	(33,971)

Cash flows from financing activities:
Borrowings	—	107,131
Repayment of borrowings	(190,380)	(132,025)
Dividend paid	(102,265)	(55,418)
Proceeds from issuance of common stock	2,653	3,718
Net cash used in financing activities	(289,992)	(76,594)

Net decrease in cash and cash equivalents	(190,804)	(5,287)
Cash and cash equivalents at beginning of period	252,069	45,931
Cash and cash equivalents at end of period	$61,265	$40,644

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$31,545	$29,789
Income taxes	$1,632	$24,796
Non-cash financing activities:
Debt forgiveness-property reconveyance	$(2,383)	$(8,946)

Reconciliation of Net Income to Funds From Operations

For the three months ended June 30, 2005

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2005
		Urban/Res.
	Core	& Other		Discontinued
	Segment	Segment	Subtotal	Operations	Total

Revenue
Rental revenue	$78,714	$—	$78,714	$(3,989)	$74,725
Sales revenue	18,726	13,264	31,990	—	31,990
Management, development and other fees	3,250	—	3,250	—	3,250
	100,690	13,264	113,954	(3,989)	109,965

Costs and expenses
Property operating costs	(22,830)	—	(22,830)	2,048	(20,782)
Cost of sales	(16,318)	(3,840)	(20,158)	17	(20,141)
Selling, general and administrative expenses	(10,392)	(2,842)	(13,234)	—	(13,234)
Depreciation and amortization	(18,271)	(93)	(18,364)	777	(17,587)
	(67,811)	(6,775)	(74,586)	2,842	(71,744)

Operating income	32,879	6,489	39,368	(1,147)	38,221

Other income
Equity in earnings of operating joint ventures, net	2,665	—	2,665	—	2,665
Equity in earnings of development joint ventures, net	1,307	5,344	6,651	—	6,651
Gain on non-strategic asset sales	—	—	—	—	—
Interest income	7,878	1,005	8,883	—	8,883
Other	645	135	780	—	780
	12,495	6,484	18,979	—	18,979
Other expenses
Interest expense	(16,288)	—	(16,288)	1,271	(15,017)
REIT transition costs	—	—	—	—	—
Other	(6,206)	(425)	(6,631)	6,789	158
	(22,494)	(425)	(22,919)	8,060	(14,859)
Income before income taxes and discontinued operations	22,880	12,548	35,428	6,913	42,341
Income tax expense	(1,328)	(7,918)	(9,246)	—	(9,246)

Income from continuing operations	21,552	4,630	26,182	6,913	33,095
Discontinued operations, net of income tax
Loss from disposal of discontinued operations	—	—	—	(17)	(17)
Loss from discontinued operations	—	—	—	(6,896)	(6,896)
Loss from discontinued operations	—	—	—	(6,913)	(6,913)
Net income	$21,552	$4,630	$26,182	$—	$26,182

Depreciation	18,932	62	18,994	—	18,994
Gain on rental property sales	(51)	—	(51)	—	(51)
Funds from operations (FFO)	$40,433	$4,692	$45,125	$—	$45,125

FFO per share
Basic	$0.39	$0.04	$0.43	$—	$0.43
Assuming dilution	$0.38	$0.05	$0.43	$—	$0.43

Average number of common shares outstanding-basic	103,912	103,912	103,912	103,912	103,912
Average number of common shares outstanding-diluted	105,457	105,457	105,457	105,457	105,457

Reconciliation of Net Income to Funds From Operations

For the six months ended June 30, 2005

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2005
		Urban/Res.
	Core	& Other		Discontinued
	Segment	Segment	Subtotal	Operations	Total

Revenue
Rental revenue	$157,114	$—	$157,114	$(8,190)	$148,924
Sales revenue	41,042	26,978	68,020	(2,886)	65,134
Management, development and other fees	6,960	3,834	10,794	—	10,794
	205,116	30,812	235,928	(11,076)	224,852

Costs and expenses
Property operating costs	(45,130)	—	(45,130)	4,073	(41,057)
Cost of sales	(30,265)	(14,941)	(45,206)	2,170	(43,036)
Selling, general and administrative expenses	(20,113)	(5,411)	(25,524)	—	(25,524)
Depreciation and amortization	(36,874)	(204)	(37,078)	1,573	(35,505)
	(132,382)	(20,556)	(152,938)	7,816	(145,122)

Operating income	72,734	10,256	82,990	(3,260)	79,730

Other income
Equity in earnings of operating joint ventures, net	5,498	—	5,498	—	5,498
Equity in earnings of development joint ventures, net	2,841	8,896	11,737	—	11,737
Gain on non-strategic asset sales	—	20	20	—	20
Interest income	15,861	1,917	17,778	—	17,778
Other	662	207	869	—	869
	24,862	11,040	35,902	—	35,902
Other expenses
Interest expense	(33,869)	—	(33,869)	2,530	(31,339)
REIT transition costs	—	—	—	—	—
Other	(7,761)	(368)	(8,129)	6,789	(1,340)
	(41,630)	(368)	(41,998)	9,319	(32,679)
Income before income taxes and discontinued operations	55,966	20,928	76,894	6,059	82,953
Income tax expense	(4,564)	(12,830)	(17,394)	—	(17,394)

Income from continuing operations	51,402	8,098	59,500	6,059	65,559
Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	716	716
Loss from discontinued operations	—	—	—	(6,775)	(6,775)
Gain from discontinued operations	—	—	—	(6,059)	(6,059)
Net income	$51,402	$8,098	$59,500	$—	$59,500

Depreciation	38,291	169	38,460	—	38,460
Gain on rental property sales	(540)	—	(540)	—	(540)
Funds from operations (FFO)	$89,153	$8,267	$97,420	$—	$97,420

FFO per share
Basic	$0.86	$0.08	$0.94	$—	$0.94
Assuming dilution	$0.85	$0.07	$0.92	$—	$0.92

Average number of common shares outstanding-basic	103,832	103,832	103,832	103,832	103,832
Average number of common shares outstanding-diluted	105,406	105,406	105,406	105,406	105,406

Reconciliation of Net Income to Funds From Operations

For the three months ended June 30, 2004

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2004
		Urban/Res.
	Core	& Other		Discontinued
	Segment	Segment	Subtotal	Operations	Total

Revenue
Rental revenue	$78,011	$—	$78,011	$(5,583)	$72,428
Sales revenue	10,980	2,691	13,671	(6,372)	7,299
Management, development and other fees	542	216	758	—	758
	89,533	2,907	92,440	(11,955)	80,485

Costs and expenses
Property operating costs	(20,283)	—	(20,283)	2,191	(18,092)
Cost of sales	(8,311)	(2,537)	(10,848)	5,974	(4,874)
Selling, general and administrative expenses	(7,247)	(5,364)	(12,611)	—	(12,611)
Depreciation and amortization	(18,957)	(273)	(19,230)	1,185	(18,045)
	(54,798)	(8,174)	(62,972)	9,350	(53,622)

Operating income (loss)	34,735	(5,267)	29,468	(2,605)	26,863

Other income
Equity in earnings of operating joint ventures, net	2,379	—	2,379	—	2,379
Equity in earnings of development joint ventures, net	—	3,391	3,391	—	3,391
Gain on non-strategic asset sales	—	16,380	16,380	—	16,380
Interest income	1,813	648	2,461	—	2,461
Other	(18)	974	956	—	956
	4,174	21,393	25,567	—	25,567
Other expenses
Interest expense	(16,692)	—	(16,692)	1,378	(15,314)
REIT transition costs	—	(208)	(208)	—	(208)
Other	(731)	(1,088)	(1,819)	—	(1,819)
	(17,423)	(1,296)	(18,719)	1,378	(17,341)
Income before income taxes and discontinued operations	21,486	14,830	36,316	(1,227)	35,089
Income tax expense	(553)	(429)	(982)	—	(982)

Income from continuing operations	20,933	14,401	35,334	(1,227)	34,107
Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	398	398
Income from discontinued operations	—	—	—	829	829
Gain from discontinued operations	—	—	—	1,227	1,227
Net income	$20,933	$14,401	$35,334	$—	$35,334

Depreciation	19,632	181	19,813	—	19,813
Gain on rental property sales	(395)	—	(395)	—	(395)
Funds from operations (FFO)	$40,170	$14,582	$54,752	$—	$54,752

FFO per share
Basic	$0.39	$0.14	$0.53	$—	$0.53
Assuming dilution	$0.39	$0.14	$0.53	$—	$0.53

Average number of common shares outstanding-basic	103,023	103,023	103,023	103,023	103,023
Average number of common shares outstanding-diluted	104,078	104,078	104,078	104,078	104,078

Reconciliation of Net Income to Funds From Operations

For the six months ended June 30, 2004

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2004
		Urban/Res.
	Core	& Other	Discontinued
	Segment	Segment	Subtotal	Operations	Total

Revenue
Rental revenue	$155,176	$—	$155,176	$(10,973)	$144,203
Sales revenue	41,564	13,348	54,912	(9,922)	44,990
Management, development and other fees	1,526	931	2,457	—	2,457
	198,266	14,279	212,545	(20,895)	191,650

Costs and expenses
Property operating costs	(41,699)	—	(41,699)	4,767	(36,932)
Cost of sales	(23,167)	(12,705)	(35,872)	7,908	(27,964)
Selling, general and administrative expenses	(13,887)	(11,675)	(25,562)	—	(25,562)
Depreciation and amortization	(36,734)	(573)	(37,307)	2,368	(34,939)
	(115,487)	(24,953)	(140,440)	15,043	(125,397)

Operating income (loss)	82,779	(10,674)	72,105	(5,852)	66,253

Other income
Equity in earnings of operating joint ventures, net	4,793	—	4,793	—	4,793
Equity in earnings of development joint ventures, net	—	4,618	4,618	—	4,618
Gain on non-strategic asset sales	—	16,441	16,441	—	16,441
Interest income	4,188	1,050	5,238	—	5,238
Other	266	991	1,257	—	1,257
	9,247	23,100	32,347	—	32,347
Other expenses
Interest expense	(32,445)	—	(32,445)	2,818	(29,627)
REIT transition costs	—	(420)	(420)	—	(420)
Other	(749)	(1,500)	(2,249)	—	(2,249)
	(33,194)	(1,920)	(35,114)	2,818	(32,296)
Income before income taxes and discontinued operations	58,832	10,506	69,338	(3,034)	66,304
Income tax (expense) benefit	(5,885)	3,972	(1,913)	—	(1,913)

Income from continuing operations	52,947	14,478	67,425	(3,034)	64,391
Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	2,014	2,014
Income from discontinued operations	—	—	—	1,020	1,020
Gain from discontinued operations	—	—	—	3,034	3,034
Net income	$52,947	$14,478	$67,425	$—	$67,425

Depreciation	37,882	365	38,247	—	38,247
Gain on rental property sales	(4,367)	—	(4,367)	—	(4,367)
Funds from operations (FFO)	$86,462	$14,843	$101,305	$—	$101,305

FFO per share
Basic	$0.84	$0.14	$0.98	$—	$0.98
Assuming dilution	$0.83	$0.14	$0.97	$—	$0.97

Average number of common shares outstanding-basic	102,933	102,933	102,933	102,933	102,933
Average number of common shares outstanding-diluted	104,116	104,116	104,116	104,116	104,116

See definition of FFO

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of June 30, 2005

(In thousands, except share data)

			June 30, 2005
Balance Sheet Description:	Source of additional information		Book Value

Assets
Rental properties	(See page 18 for Full quarter NOI)		$1,977,028
Investments in operating joint ventures			(13,512)
Total rental properties			1,963,516

Development properties			267,210
Work-in-process	(see further detail on page 13)		99,726
Investments in development joint ventures			28,409
Other property assets			22,723
Less accumulated depreciation			(487,227)
Total properties			1,894,357

Other assets and deferred charges, net
includes:
Debt issuance costs and loan fees		$9,633
Interest rate lock		$5,620
Straight line rent asset		$41,172
Prepaid leasing commissions		$41,739
Consolidated bond district assets		$31,885
Notes receivable	(see further detail on page 11)		236,170
Accounts receivable			26,902
Assets held for sale			55,484
Restricted cash and investments			12,852
Cash and cash equivalents			61,265
Total Assets			$2,493,407

Liabilities
Income property debt			$1,147,559
Land development, infrastructure, and other debt	(see further detail on page 12)		61,276
Total mortgage and other debt			1,208,835

Accounts payable and accrued expenses			110,872
Deferred credits and other liabilities			284,187
includes:
Cisco prepaid rent		$91,705
Liabilities associated with assets held for sale			81,891
Deferred income taxes			51,231
Total Liabilities			1,737,016

Stockholders’ Equity
Total stockholders’ equity			756,391
Total Liabilities and Stockholders’ Equity			$2,493,407

Calculation of fully diluted shares outstanding
Shares issued and outstanding			103,941,342
Total options in the money	End of quarter (non-GAAP)		769,449
Stock Price @ quarter end			$32.80
Average option strike price per share	End of quarter (non-GAAP)		$13.24
Dilutive effect (using treasury method)			458,831
Restricted stock, restricted stock units and other incentive plans			1,429,672
Director stock units - fully dilutive			140,008
Fully diluted shares outstanding at quarter end			105,969,853

Notes Receivable Detail

As of June 30, 2005

(In thousands)

	Principal	Interest	Maturity	Expected pay-off
	Balance	Rate	Date	2005	2006	2007	Thereafter

FOCIL (REIT) (1)	$176,417	10-12%	12/01/10	$79,896	$96,521	$—	$—
FOCIL (TRS)	1,917	10-12%	12/01/10	1,917	—	—	—
104th Avenue Investment Partners	13,662	8.50%	06/30/06	1,600	12,062	—	—
Citymark Oceanside, LLC	9,951	Prime + 2%	12/01/09	51	108	116	9,676
Alexandria Real Estate No. 19, LLC	25,811	6.75%	03/01/07	—	25,811	—	—
Miscellaneous	8,412	various	various	—	729	—	7,683

Notes Receivable, less allowance	$236,170			$83,464	$135,231	$116	$17,359

(1) As part of FOCIL transaction the company has agreed to finance up to $115 million on certain remaining sales of FOCIL assets to third parties totaling $153 million.

Debt Analysis

As of June 30, 2005

(In thousands)

			Total
		Maturity	Outstanding
	Interest Rate	Date	Debt	2005	2006	2007	2008	2009	Thereafter

Fixed rate mortgage loan	6.01%	11/11/08	$337,124	$3,343	$6,995	$7,427	$319,359	$—	$—
Fixed rate mortgage loan	5.96%	11/11/08	73,309	713	1,490	1,582	69,524	—	—
Fixed rate mortgage loan	7.05%	04/01/12	252,032	2,628	5,545	5,949	6,382	6,847	224,681
Fixed rate mortgage loan	7.25%	04/12/16	191,134	1,276	2,696	2,898	3,115	3,349	177,800
Fixed rate mortgage loan	6.65%	10/01/06	55,486	768	794	53,924	—	—	—
Fixed rate mortgage loan	6.65%	11/01/06	20,297	183	20,114	—	—	—	—
Fixed rate mortgage loan	6.65%	07/01/07	4,319	37	78	4,204	—	—	—
Fixed rate mortgage loan	7.29%	09/01/09	21,324	259	545	586	631	19,303	—
Fixed rate mortgage loan	7.29%	09/01/09	6,569	49	105	113	122	6,180
Fixed rate mortgage loan	7.29%	01/01/08	4,130	31	65	70	3,964	—	—
Fixed rate mortgage loan	7.29%	01/01/08	9,069	67	141	151	8,710	—	—
Fixed rate mortgage loan	7.29%	01/01/08	7,283	83	175	188	6,837	—	—
Fixed rate mortgage loan	7.29%	05/01/10	11,517	110	230	247	266	286	10,378
Fixed rate mortgage loan	7.29%	01/01/08	9,751	71	149	160	9,371	—	—
Fixed rate mortgage loan	9.00%	01/01/08	548	46	97	106	299	—	—
Fixed rate mortgage loan	5.67%	04/01/13	40,747	524	1,066	1,094	1,119	1,144	35,800
Fixed rate mortgage loan	9.50%	12/10/07	2,641	56	121	2,464	—	—	—
Fixed rate mortgage loan	8.13%	03/01/09	1,192	138	295	320	347	92	—
Fixed rate mortgage loan	9.34%	10/01/06	11,213	289	10,924	—	—	—	—
Total Fixed rate mortgage loans			$1,059,685	$10,671	$51,625	$81,483	$430,046	$37,201	$448,659

Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	$68,908	$68,908	$—	$—	$—	$—	$—
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	18,966	18,966	—	—	—	—	—
Total Floating rate mortgage loans			87,874	87,874	0	0	—	—	—
Subtotal Income Property Debt			$1,147,559	$98,545	$51,625	$81,483	$430,046	$37,201	$448,659

Revolving Credit Facility	Eurodollar + 2.00%	09/17/06	$—	$—	$—	$—	$—	$—	$—

Land Development, Infrastructure and Other Debt

Land Development, Infrastructure	Floating	11/30/08	$100	$25	$25	$25	$25		$—
Land acquisition and development loans			$100	$25	$25	$25	$25	$—	$—

Assessment district bonds	Various	Various	$60,531	$511	$1,120	$1,287	$1,422	$1,509	$54,682

Other	5.11% imputed rate	05/01/10	375	63	62	63	62	63	62
Other	LIBOR + 2.42%	09/15/06	270	130	140	—	—	—	—
Total Other			$645	$193	$202	$63	$62	$63	$62
Subtotal Land Development, Infrastructure and Other Debt			$61,276	$729	$1,347	$1,375	$1,509	$1,572	$54,744

Total Mortgage and other debt			$1,208,835	$99,274	$52,972	$82,858	$431,555	$38,773	$503,403

Debt associated with assets held for sale
Fixed rate mortgage loan			$54,755	$54,755	$—	$—	$—	$—	$—
Floating rate mortgage loans			25,297	25,297	—	—	—	—	—
Subtotal			$80,052	$80,052	$—	$—	$—	$—	$—

Total			$1,288,887	$179,326	$52,972	$82,858	$431,555	$38,773	$503,403

Weighted average interest rate by year				6.73%	6.86%	6.83%	6.83%	7.39%	6.86%

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	11.35%	5.11%	4.47%	4.00
Fixed	88.65%	6.94%	6.65%	5.17
Total	100.00%	6.73%	6.40%	5.04

Property Book Value by Segment

(In thousands)

(Unaudited)

As of June 30, 2005	Core	Urban/Residential/ Other	Total

Rental properties	$1,977,028	$—	$1,977,028
Development properties (core)	211,918	—	211,918
Development properties (urban)	—	55,292	55,292
Work-in-process (see page 29)	99,726	—	99,726
Investment in development joint ventures (core)	7,737	—	7,737
Investment in development joint ventures (residential)	—	20,672	20,672
Investment in operating joint ventures	(13,512)	—	(13,512)
Furniture and other	19,713	3,010	22,723
Subtotal	2,302,610	78,974	2,381,584
Accumulated depreciation	(481,469)	(5,758)	(487,227)
Total	$1,821,141	$73,216	$1,894,357

As of December 31, 2004	Core	Urban/Residential/ Other	Total

Rental properties	$1,945,063	$—	$1,945,063
Development properties (core)	173,305	—	173,305
Development properties (urban)	—	80,959	80,959
Work-in-process (see page 29)	97,624	8,380	106,004
Investment in development joint ventures (core)	2,773	—	2,773
Investment in development joint ventures (residential)	—	11,079	11,079
Investment in operating joint ventures	(21,184)	—	(21,184)
Furniture and other	15,217	3,073	18,290
Subtotal	2,212,798	103,491	2,316,289
Accumulated depreciation	(484,857)	(5,552)	(490,409)
Total	$1,727,941	$97,939	$1,825,880

Net Operating Income (NOI) and Square Feet by State

For the three months ended June 30, 2005

(In thousands - except for percentages)

Rental Revenue by State

	Industrial		Office		Retail		Total
	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total

Southern California	$19,048	24.2%	$2,328	3.0%	$1,042	1.3%	$22,418	28.5%
Northern California	7,913	10.1%	5,686	7.2%	4,057	5.0%	17,656	22.3%
Illinois	7,696	9.8%	3,104	3.9%	—	0.0%	10,800	13.7%
Colorado	3,677	4.7%	1,580	2.0%	352	0.4%	5,609	7.1%
Texas	3,345	4.3%	3,007	3.8%	—	0.0%	6,352	8.1%
Arizona	1,483	1.9%	—	0.0%	102	0.1%	1,585	2.0%
Oregon	755	1.0%	132	0.2%	139	0.2%	1,026	1.4%
Maryland	874	1.1%	—	0.0%	—	0.0%	874	1.1%
Ohio	731	0.9%	—	0.0%	—	0.0%	731	0.9%
Georgia	623	0.8%	—	0.0%	—	0.0%	623	0.8%
Kentucky	547	0.7%	—	0.0%	—	0.0%	547	0.7%
Kansas	327	0.4%	—	0.0%	—	0.0%	327	0.5%
Virginia	259	0.3%	—	0.0%	—	0.0%	259	0.3%
Subtotal	$47,278	60.2%	$15,837	20.1%	$5,692	7.0%	$68,807	87.4%

Ground leases and other							8,836	11.2%
Train stations							1,109	1.4%
Interim properties							(38)	0.0%
Rental revenue before discontinued operations and equity in earnings of operating JV’s, net							78,714	100.0%
Less discontinued operations							(3,989)
Rental revenue from continuing operations before equity in earnings of operating JV’s, net							74,725
Hotel operations, net							$515
Equity in earnings of operating JV’s, net							$2,665
Total rental revenue, net							$77,905

Property Operating Costs by State

	Industrial		Office		Retail		Total
	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total

Southern California	$3,873	17.0%	$827	3.6%	$339	1.5%	$5,039	22.1%
Northern California	2,309	10.1%	1,855	8.1%	1,281	5.7%	5,445	23.9%
Illinois	2,267	9.9%	1,867	8.2%	—	0.0%	4,134	18.1%
Colorado	1,054	4.6%	568	2.5%	128	0.6%	1,750	7.7%
Texas	981	4.3%	1,470	6.4%	—	0.0%	2,451	10.7%
Arizona	491	2.2%	—	0.0%	129	0.6%	620	2.8%
Oregon	175	0.8%	79	0.3%	55	0.2%	309	1.3%
Maryland	100	0.4%	—	0.0%	—	0.0%	100	0.4%
Ohio	117	0.5%	—	0.0%	—	0.0%	117	0.5%
Georgia	51	0.2%	—	0.0%	—	0.0%	51	0.2%
Kentucky	91	0.4%	—	0.0%	—	0.0%	91	0.4%
Kansas	63	0.3%	—	0.0%	—	0.0%	63	0.3%
Virginia	32	0.1%	—	0.0%	—	0.0%	32	0.1%
Total	$11,604	50.8%	$6,666	29.1%	$1,932	8.6%	$20,202	88.5%

Ground leases and other							1,696	7.4%
Train stations							783	3.4%
Interim properties							149	0.7%
Property operating costs before discontinued operations							22,830	100.0%
Less discontinued operations							(2,048)
Total property operating costs							20,782

Net Operating Income (Rental Revenue less Property Operating Costs) by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total

Southern California	$15,175	27.2%	$1,501	2.6%	$703	1.1%	$17,379	30.9%
Northern California	5,604	10.0%	3,831	6.9%	2,776	5.0%	12,211	21.9%
Illinois	5,429	9.7%	1,237	2.2%	—	0.0%	6,666	11.9%
Colorado	2,623	4.7%	1,012	1.8%	224	0.4%	3,859	6.9%
Texas	2,364	4.2%	1,537	2.8%	—	0.0%	3,901	7.0%
Arizona	992	1.8%	—	0.0%	(27)	0.0%	965	1.8%
Oregon	580	1.0%	53	0.1%	84	0.2%	717	1.3%
Maryland	774	1.4%	—	0.0%	—	0.0%	774	1.4%
Ohio	614	1.1%	—	0.0%	—	0.0%	614	1.1%
Georgia	572	1.0%	—	0.0%	—	0.0%	572	1.0%
Kentucky	456	0.8%	—	0.0%	—	0.0%	456	0.8%
Kansas	264	0.5%	—	0.0%	—	0.0%	264	0.5%
Virginia	227	0.4%	—	0.0%	—	0.0%	227	0.4%
Subtotal	$35,674	63.8%	$9,171	16.4%	$3,760	6.7%	$48,605	86.9%

Ground leases and other							7,140	12.8%
Train stations							326	0.6%
Interim properties							(187)	-0.3%
Net operating income before discontinued operations and equity in earnings of operating JV’s, net							55,884	100.0%
Less discontinued operations							(1,941)
Net operating income from continuing operations before equity in earnings of operating JV’s, net							53,943
Hotel operations, net							$515
Equity in earnings of operating JV’s, net							$2,665
Total net operating income							$57,123

Square Feet by State - As of June 30, 2005

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total

Southern California	14,214	34.6%	524	1.3%	216	0.5%	14,954	36.4%
Illinois	6,385	15.6%	594	1.4%	—	0.0%	6,979	17.0%
Northern California	5,023	12.2%	807	2.0%	689	1.7%	6,519	15.9%
Texas	3,401	8.3%	871	2.1%	—	0.0%	4,272	10.4%
Colorado	2,701	6.6%	273	0.7%	100	0.2%	3,074	7.5%
Arizona	1,123	2.7%	—	0.0%	75	0.2%	1,198	2.9%
Georgia	980	2.4%	—	0.0%	—	0.0%	980	2.4%
Ohio	966	2.3%	—	0.0%	—	0.0%	966	2.3%
Oregon	545	1.3%	57	0.1%	37	0.1%	639	1.5%
Kentucky	549	1.3%	—	0.0%	—	0.0%	549	1.3%
Maryland	471	1.1%	—	0.0%	—	0.0%	471	1.1%
Kansas	293	0.7%	—	0.0%	—	0.0%	293	0.7%
Virginia	252	0.6%	—	0.0%	—	0.0%	252	0.6%
Total	36,903	89.7%	3,126	7.6%	1,117	2.7%	41,146	100.0%

Same Space Net Operating Income

For the three months ended June 30, 2005

(In thousands, except per square feet data)

			Increase
	Q2-05	Q2-04	(Decrease)
Industrial
Rental revenue	$43,196	$43,718	-1.2%
Property operating costs	(10,783)	(9,764)	10.4%
Net operating income - GAAP	$32,413	$33,954	-4.5%
Adjustments	—	—
Net operating income - adjusted (1)	$32,413	$33,954	-4.5%

Square feet	32,549	32,531
Same space occupancy	94.8%	96.5%
Same space NOI (adjusted) psf owned	$1.00	$1.04

Office
Rental revenue	$15,836	$16,978	-6.7%
Property operating costs	(6,602)	(6,512)	1.4%
Net operating income - GAAP	$9,234	$10,466	-11.8%
Adjustments	(128)	(147)
Net operating income - adjusted (1)	$9,106	$10,319	-11.8%

Square feet	3,126	3,121
Same space occupancy	84.5%	88.2%
Same space NOI psf owned	$2.91	$3.31

Retail
Rental revenue	$3,743	$3,411	9.7%
Property operating costs	(1,258)	(1,191)	5.6%
Net operating income - GAAP	$2,485	$2,220	11.9%
Adjustments	—	—
Net operating income - adjusted (1)	$2,485	$2,220	11.9%

Square feet	868	868
Same space occupancy	88.3%	88.0%
Same space NOI psf owned	$2.86	$2.56

Total
Same space rental revenue	$62,775	$64,107	-2.1%
Same space property operating costs	$(18,643)	$(17,467)	6.7%
Same space net operating income - GAAP	$44,132	$46,640	-5.4%
Adjustments	(128)	(147)
Same space net operating income - adjusted (1)	$44,004	$46,493	-5.4%

Square feet	36,543	36,520
Same space occupancy	93.8%	95.6%
Same space NOI psf owned	$1.20	$1.27

(1)   Adjusted for one time or unusual items such as lease termination fees, changes in accounting estimates or other material non-recurring income or expenses.

	Q2-05	Q2-04
Reconciliation of Same Space NOI to Total NOI
Same space net operating income - GAAP	$44,132	$46,640
New buildings rental revenue	7,685	2,921
New buldings property operating costs	(1,420)	(650)
Sold buildings rental revenue	1	1,233
Sold buildings property operating costs	(84)	(136)
Ground lease and interim property rental revenues	8,252	9,749
Ground leases and interim property operating expenses	(2,682)	(2,029)
NOI before discontinued operations and equity in earnings of operating JV’s, net	55,884	57,728
Less discontinued operations	(1,941)	(3,392)
NOI from continuing operations before equity in earnings of operating JV’s, net	53,943	54,336
Hotel Operations, net	515	—
Equity in earnings of operating joint ventures, net	2,665	2,379
Total net operating income	$57,123	$56,715

Full Quarter Net Operating Income by State

For the three months ended June 30, 2005

(In thousands, except for percentages)

					Full Quarter
	NOI	Discontinued	NOI	Adjustments	NOI
	(1)	Operations	GAAP	for New Bldgs	(2)	% of Total

Industrial
Southern California	$15,175	$—	$15,175	$—	$15,175	26.2%
Northern California	5,604	—	5,604	—	5,604	9.7%
Illinois	5,429	—	5,429	—	5,429	9.4%
Colorado	2,623	—	2,623	85	2,708	4.7%
Texas	2,364	—	2,364	—	2,364	4.1%
Arizona	992	—	992	—	992	1.7%
Oregon	580	—	580	—	580	1.0%
Maryland	774	—	774	—	774	1.4%
Ohio	614	—	614	—	614	1.1%
Georgia	572	—	572	—	572	1.0%
Kentucky	456	—	456	—	456	0.8%
Kansas	264	—	264	—	264	0.5%
Virginia	227	—	227	—	227	0.4%
Total industrial	35,674	—	35,674	85	35,759	61.9%

Office
Northern California	3,831	(742)	3,089	—	3,089	5.4%
Southern California	1,501	—	1,501	—	1,501	2.6%
Colorado	1,012	—	1,012	—	1,012	1.8%
Illinois	1,237	—	1,237	—	1,237	2.1%
Texas	1,537	(1,199)	338	—	338	0.6%
Oregon	53	—	53	—	53	0.1%
Total office	9,171	(1,941)	7,230	—	7,230	12.6%

Retail
Northern California	2,776	—	2,776	65	2,841	4.9%
Southern California	703	—	703	—	703	1.2%
Colorado	224	—	224	—	224	0.4%
Arizona	(27)	—	(27)	—	(27)	0.0%
Oregon	84	—	84	—	84	0.1%
Total retail	3,760	—	3,760	65	3,825	6.6%

Ground leases, easements and other	7,140	—	7,140	—	7,140	12.4%
Train stations	326	—	326	—	326	0.6%
Interim properties	(187)	—	(187)	—	(187)	-0.3%
Subtotal	55,884	(1,941)	53,943	150	54,093	93.8%

Hotel Operations, net	515	—	515	832	1,347	2.3%
Equity in earnings of operating JV’s, net	2,665	—	2,665	(416)	2,249	3.9%

Total	$59,064	$(1,941)	$57,123	$566	$57,689	100.0%

(1) Includes discontinued operations.

(2) Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:

(a) removal of NOI for properties sold,

(b) removal of NOI for properties placed in service/purchased during the quarter, and

(c) addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

Full Quarter NOI - detail by type

(In thousands)

(unaudited)

				Ground	Train
	Industrial	Office	Retail	Lease	Stations	Interim	Total

Q2 2005 NOI - Full Quarter (a)	$35,759	$7,230	$3,825	$7,140	$326	$(187)	$54,093

Core Segment Development (b)	3,126	232	91				3,449
Incremental Pac Commons Retail NOI (c)			1,147	140			1,287
Cisco Ground Lease (d)	—	—	—	(771)	—	—	(771)
S/L Rent Adjustment (e)	(175)	(291)	(206)	(657)	—	—	(1,329)
G&A Allocation to property operating costs (f)	1,799	616	213	318	48	(2)	2,992

Notes:

(a) See page 18

(b) $149.0 million at 9.26% return on cost, of which $2.7 million is Pacific Commons retail at 13.7% return on cost.

(c) New retail and ground leases not yet under development

(d) Cisco ground lease payment of $0.771 million per quarter relates to prepaid rent amortization

(e) S/L rent adjustment based on Q2 2005 actual of $1.329 million

(f) G&A allocated to property operating costs was $2.992 million in Q2 2005

Buildings Owned and Occupancy as of June 30, 2005

(In thousands, except for percentages)

	SF	SF	%
	Owned	Occupied	Occupied

Industrial
Southern California	14,214	14,191	99.8%
Illinois	6,385	6,153	96.4%
Northern California	5,023	4,090	81.4%
Texas	3,401	3,033	89.2%
Colorado	2,701	2,458	91.0%
Arizona	1,123	1,103	98.2%
Georgia	980	980	100.0%
Ohio	966	924	95.7%
Kentucky	549	549	100.0%
Oregon	545	457	83.9%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total Industrial	36,903	34,954	94.7%

Office
Texas	871	783	89.9%
Northern California	807	647	80.2%
Illinois	594	463	77.9%
Southern California	524	441	84.2%
Colorado	273	273	100.0%
Oregon	57	31	54.4%
Total Office	3,126	2,638	84.4%

Retail
Northern California	689	677	98.3%
Southern California	216	196	90.7%
Colorado	100	92	92.0%
Arizona	75	16	21.3%
Oregon	37	26	70.3%
Total Retail	1,117	1,007	90.2%

Total
Southern California	14,954	14,828	99.2%
Northern California	6,519	5,414	83.0%
Illinois	6,979	6,616	94.8%
Texas	4,272	3,816	89.3%
Colorado	3,074	2,823	91.8%
Arizona	1,198	1,119	93.4%
Georgia	980	980	100.0%
Ohio	966	924	95.7%
Oregon	639	514	80.4%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total	41,146	38,599	93.8%

Lease Expirations by Square Feet and Monthly Base Rent

As of June 30, 2005

(In thousands, except for percentages)

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total

2005	3,226	9.2%	575	21.8%	78	7.7%	3,879	10.0%
2006	3,299	9.4%	180	6.8%	30	3.0%	3,509	9.1%
2007	3,031	8.7%	493	18.7%	21	2.1%	3,545	9.2%
2008	3,564	10.2%	229	8.7%	103	10.2%	3,896	10.1%
2009	4,521	12.9%	321	12.2%	220	21.8%	5,062	13.1%
2010	4,635	13.3%	104	3.9%	48	4.8%	4,787	12.4%
2011	3,837	11.0%	137	5.2%	28	2.8%	4,002	10.4%
2012	3,950	11.3%	145	5.5%	19	1.9%	4,114	10.7%
2013	1,719	4.9%	80	3.0%	3	0.3%	1,802	4.7%
2014+	3,172	9.1%	374	14.2%	457	45.4%	4,003	10.3%
	34,954	100.0%	2,638	100.0%	1,007	100.0%	38,599	100.0%

Monthly Base Rent - as of June 2005

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rentl	% of Tota	Base Rent	% of Total

2005	1,274	10.2%	539	12.0%	103	7.3%	1,916	10.4%
2006	1,299	10.4%	312	6.9%	53	3.7%	1,664	9.0%
2007	1,229	9.8%	698	15.5%	42	3.0%	1,969	10.7%
2008	1,357	10.8%	319	7.1%	105	7.4%	1,781	9.7%
2009	1,383	11.0%	473	10.5%	303	21.4%	2,159	11.7%
2010	1,625	13.0%	160	3.6%	91	6.4%	1,876	10.2%
2011	1,189	9.5%	197	4.4%	43	3.0%	1,429	7.7%
2012	1,490	11.9%	230	5.1%	52	3.7%	1,772	9.6%
2013	769	6.1%	106	2.4%	10	0.7%	885	4.8%
2014+	921	7.3%	1,456	32.5%	617	43.4%	2,994	16.2%
	$12,536	100.0%	$4,490	100.0%	$1,419	100.0%	$18,445	100.0%

Industrial Lease Expirations by State (in Square Feet)

As of June 30, 2005

(In thousands)

Square Feet

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014+	Total

S. California
Square feet	1,686	1,452	1,646	1,335	2,718	1,496	1,569	380	519	1,390	14,191
% of leased SF	4.8%	4.2%	4.7%	3.8%	7.8%	4.3%	4.5%	1.1%	1.5%	4.0%	40.6%

Illinois
Square feet	396	111	44	985	542	612	974	922	—	1,567	6,153
% of leased SF	1.1%	0.3%	0.1%	2.8%	1.6%	1.8%	2.8%	2.6%	0.0%	4.5%	17.6%

N. California
Square feet	480	523	411	490	90	563	—	754	725	54	4,090
% of leased SF	1.4%	1.5%	1.2%	1.4%	0.3%	1.6%	0.0%	2.2%	2.1%	0.2%	11.7%

Texas
Square feet	112	162	343	113	57	880	424	942	—	—	3,033
% of leased SF	0.3%	0.5%	1.0%	0.3%	0.2%	2.5%	1.2%	2.7%	0.0%	0.0%	8.7%

Colorado
Square feet	110	219	206	333	314	422	528	266	—	60	2,458
% of leased SF	0.3%	0.6%	0.6%	1.0%	0.9%	1.2%	1.5%	0.8%	0.0%	0.2%	7.0%

Arizona
Square feet	80	383	117	221	35	166	—	—	—	101	1,103
% of leased SF	0.2%	1.1%	0.3%	0.6%	0.1%	0.5%	0.0%	0.0%	0.0%	0.3%	3.2%

Georgia
Square feet	—	—	—	—	342	296	342	—	—	—	980
% of leased SF	0.0%	0.0%	0.0%	0.0%	1.0%	0.8%	1.0%	0.0%	0.0%	0.0%	2.8%

Ohio
Square feet	335	373	129	87	—	—	—	—	—	—	924
% of leased SF	1.0%	1.1%	0.4%	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.6%

Kentucky
Square feet	—	—	—	—	334	—	—	215	—	—	549
% of leased SF	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	0.6%	0.0%	0.0%	1.6%

Oregon
Square feet	27	27	114	—	89	200	—	—	—	—	457
% of leased SF	0.1%	0.1%	0.3%	0.0%	0.3%	0.6%	0.0%	0.0%	0.0%	0.0%	1.3%

Maryland
Square feet	—	—	—	—	—	—	—	471	—	—	471
% of leased SF	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.3%	0.0%	0.0%	1.3%

Kansas
Square feet	—	49	21	—	—	—	—	—	223	—	293
% of leased SF	0.0%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.8%

Virginia
Square feet	—	—	—	—	—	—	—	—	252	—	252
% of leased SF	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.7%

Total Industrial
Square feet	3,226	3,299	3,031	3,564	4,521	4,635	3,837	3,950	1,719	3,172	34,954
% of leased SF	9.2%	9.4%	8.7%	10.2%	12.9%	13.3%	11.0%	11.3%	4.9%	9.1%	100.0%

Industrial Lease Expirations by State (in Monthly Base Rent)

As of June 30, 2005

(In thousands)

Monthly Base Rent

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014+	Total

S. California
Monthly base rent	$700	$610	$711	$528	$853	$576	$516	$154	$196	$440	$5,284
% of total rents	5.6%	4.9%	5.7%	4.2%	6.8%	4.6%	4.1%	1.2%	1.6%	3.5%	42.2%

Illinois
Monthly base rent	$128	$41	$19	$304	$178	$201	$293	$285	$—	$389	$1,838
% of total rents	1.0%	0.3%	0.2%	2.4%	1.4%	1.6%	2.3%	2.3%	0.0%	3.1%	14.7%

N. California
Monthly base rent	$256	$274	$214	$283	$31	$272	$—	$337	$407	$19	$2,093
% of total rents	2.0%	2.2%	1.7%	2.3%	0.2%	2.2%	0.0%	2.7%	3.2%	0.2%	16.7%

Texas
Monthly base rent	$30	$50	$86	$26	$20	$194	$112	$308	$—	$—	$826
% of total rents	0.2%	0.4%	0.7%	0.2%	0.2%	1.5%	0.9%	2.5%	0.0%	0.0%	6.6%

Colorado
Monthly base rent	$41	$90	$80	$137	$98	$176	$196	$99	$—	$20	$937
% of total rents	0.3%	0.7%	0.6%	1.1%	0.8%	1.4%	1.6%	0.8%	0.0%	0.2%	7.5%

Arizona
Monthly base rent	$21	$127	$42	$62	$9	$51	$—	$—	$—	$53	$365
% of total rents	0.2%	1.0%	0.3%	0.5%	0.1%	0.4%	0.0%	0.0%	0.0%	0.4%	2.9%

Georgia
Monthly base rent	$—	$—	$—	$—	$68	$60	$72	$—	$—	$—	$200
% of total rents	0.0%	0.0%	0.0%	0.0%	0.5%	0.5%	0.6%	0.0%	0.0%	0.0%	1.6%

Ohio
Monthly base rent	$81	$90	$27	$17	$—	$—	$—	$—	$—	$—	$215
% of total rents	0.6%	0.7%	0.2%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.7%

Kentucky
Monthly base rent	$—	$—	$—	$—	$91	$—	$—	$57	$—	$—	$148
% of total rents	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.0%	0.5%	0.0%	0.0%	1.2%

Oregon
Monthly base rent	$17	$11	$47	$—	$35	$95	$—	$—	$—	$—	$205
% of total rents	0.1%	0.1%	0.4%	0.0%	0.3%	0.8%	0.0%	0.0%	0.0%	0.0%	1.6%

Maryland
Monthly base rent	$—	$—	$—	$—	$—	$—	$—	$250	$—	$—	$250
% of total rents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.0%	0.0%	0.0%	2.0%

Kansas
Monthly base rent	$—	$6	$3	$—	$—	$—	$—	$—	$88	$—	$97
% of total rents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%	0.0%	0.8%

Virginia
Monthly base rent	$—	$—	$—	$—	$—	$—	$—	$—	$78	$—	$78
% of total rents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.0%	0.6%

Total Industrial
Monthly base rent	$1,274	$1,299	$1,229	$1,357	$1,383	$1,625	$1,189	$1,490	$769	$921	$12,536
% of total rents	10.2%	10.4%	9.8%	10.8%	11.0%	13.0%	9.5%	11.9%	6.1%	7.3%	100.0%

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of June 30, 2005

The Gap (a)	CA	Office/Retail	6.5%
APL Logistics, Inc.	CA, IL, GA, TX, KY	Industrial	5.6%
Ford Motor Company	CA, TX, KS, VA, CO	Industrial	2.8%
Exel Corporation	CA	Industrial	1.9%
J.C. Penney Company	TX	Office	1.9%
Kellogg’s USA, Inc. (b)	IL, CA, CO	Industrial	1.8%
Office Depot, Inc.	CA	Industrial/Retail	1.6%
Home Depot USA, Inc. (c)	CA	Industrial/Retail	1.6%
Mission Place, LLC	CA	Ground Lease	1.5%
Gillette Company	CA, IL	Industrial	1.3%
Total			26.5%

(a) Includes 17,000 SF lease doing business as Old Navy

(b) Includes 450,000 SF lease and 81,000 SF lease doing business as Kellogg Sales Company

(c) Includes 117,000 SF lease doing business as Home Expo

Office Buildings over 100,000 Square Feet

(In thousands)

(Unaudited)

		NOI for Quarter	Square
Property	City	June 30, 2005	Feet	% Leased

The Gap Building	San Francisco, CA	$2,968	283	100.0%
Santa Fe Building	Chicago, IL	875	380	74.2%
South Bay Center	San Jose, CA	801	427	68.5%
Park Central	Dallas, TX	1,199	701	97.1%
Circle Point Corp. Center	Westminster, CO	1,010	273	100.0%
Gateway Office Center	Coppell, TX	330	102	100.0%
Prairie Glen Corp. Campus	Glenview, IL	214	116	83.0%

Remaining Office Portfolio		1,774	844	74.5%
		$9,171	3,126	84.4%

Ground Leases/Easements

(In thousands, except percentages)

(Unaudited)

	NOI for Quarter		Purchase
	June 30, 2005		Option Price

Ground Leases/Easements with Purchase Options *	$1,586		$92,213
Pacific Commons Office Park lease **	755		147,603
Pacific Commons Retail Ground leases	632		—
Ground Leases/Easements without Purchase Options	4,167		n/a
Other	—		—
	$7,140	***	$239,816

*                 Includes 6 leases with purchase options that can be exercised at various times.  The estimated purchase prices are based on the assumption that the options would be exercised at the end of Q2 05.  A seventh lease has a purchase option at FMV.

**   Lease has a $91.7M prepaid rent balance that would be applied to the purchase price

*** Percentage Rent for Ground Leases was $315K in the quarter, compared to $478K in Q1 05 and $626K in Q2 04.

Suburban Commercial Land Inventory

(Based on square feet, in thousands)

		Year to Date Activity
		12/31/04			Sales/		06/30/05
Project Name	Location	Square Feet	Adjustments	Acquisitions	Leases	Development	Square Feet

Southern California
Kaiser Commerce Center	San Bernardino County	246	—	—	—	—	246
Crossroads Business Park	Ontario	2,058	—	—	—	—	2,058
Rancho Pacific Distribution Centre	Rancho Cucamonga	193	—	—	(193)	—	—
San Bernardino	San Bernardino	105	—	—	—	—	105
Pacific Center	Anaheim	43	—	—	—	—	43
Subtotal Southern California		2,645	—	—	(193)	—	2,452

Northern California
Tracy	Tracy	—	—	3,333	—	—	3,333
Pacific Commons	Fremont	1,546	—	—	—	—	1,546
Duck Creek	Stockton	2,100	—	—	—	—	2,100
Spreckels Business Park	Manteca	350	—	—	—	—	350
Subtotal Northern California		3,996	—	3,333	—	—	7,329

Subtotal California		6,641	—	3,333	(193)	—	9,781

Illinois
Minooka	Minooka	5,501	(118)	—	—	(850)	4,533
Internationale Centre	Woodridge	700	—	—	(95)	—	605
Prairie Glen Corporate Campus	Glenview	70	—	—	—	—	70
Joliet	Joliet	403	—	—	—	—	403
Subtotal Illinois		6,674	(118)	—	(95)	(850)	5,611

Texas
Hobby Business Park	Houston	1,529	—	—	(34)	—	1,495
Gateway Corporate Center	Coppell	1,178	—	—	—	—	1,178
Stellar Way Business Park	Grand Prairie	635	—	—	—	—	635
Gateway East Business Park	Garland	690	—	—	—	—	690
Plano	Plano	450	—	—	—	—	450
N/A	N/A	—	—	—	—	—	—
RMMA	Austin	—	—	—	—	—	—
Subtotal Texas		4,482	—	—	(34)	—	4,448

Other
Eastgate	Aurora, CO	4,300	—	—	—	—	4,300
Stapleton Business Park	Denver, CO	150	—	—	—	—	150
South Shore Corp. Park	Portland / Gresham, OR	617	—	—	—	—	617
Circle Point Corporate Center	Westminster, CO	280	—	—	—	—	280
Cedar Grove Business Park	Louisville, KY	530	—	—	—	—	530
Douglas Hill Business Park	Atlanta, GA	356	—	557	—	(913)	—
Quakertown	Milford, Bucks County, PA	1,000	71	—	—	—	1,071
New Jersey	Carteret & Woodbridge	3,279	(1)	—	—	—	3,278
New Jersey	City of Elizabeth	—	—	1,082	—	—	1,082
Subtotal Other		10,512	70	1,639	—	(913)	11,308

Subtotal Outside of California		21,668	(48)	1,639	(129)	(1,763)	21,367

Total Owned Land		28,309	(48)	4,972	(322)	(1,763)	31,148

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	298	—	—	—	—	298
RMMA	Austin, TX	—	—	3,230	—	—	3,230

Total Inventory		29,907	(48)	8,202	(322)	(1,763)	35,976

Core Land Inventory by Type:
Industrial		25,311	(48)	4,972	(322)	(1,763)	28,150
R&D/Office		4,526	—	2,730	—	—	7,256
Retail		70	—	500	—	—	570
Total Core Land Inventory		29,907	(48)	8,202	(322)	(1,763)	35,976

Option controlled land above does not include 4,600 residential units in Austin, TX

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD June 30, 2005

Location		Start Date	% Leased	Square Feet

Minooka	IL	Apr-05	100%	850,000	(1)
Atlanta	GA	Apr-05	100%	913,000	(1)
Rose Hills	CA	Jun-05	Design Build	346,000	(3)
Rose Hills	CA	Jun-05	Design Build	305,000	(3)

Total construction starts				2,414,000

(1) Total to be added to portfolio	100%	1,763,000
(2) Total build to sell		—
(3) Total design build for fee only		651,000
(4) Total joint venture		—

Construction Completions - YTD June 30, 2005

Location		Completion Date	% Leased	Square Feet
Fremont	CA	Jan-05	90%	80,000	(1)
Fremont	CA	Feb-05	91%	23,000	(1)
Fontana	CA	Mar-05	Build to sell	105,000	(2)
Denver	CO	May-05	67%	348,000	(1)
Fontana	CA	May-05	Build to sell	335,000	(2)
Grand Prairie	TX	Apr-05	100%	138,000	(1)
Fremont	CA	Jun-05	100%	14,000	(1)

Total completions				1,043,000

(1) Total to be added to portfolio	603,000
(2) Total build to sell	440,000
(3) Total design build for fee only	0
(4) Total joint venture	0

Core Segment

Under Construction

(In square feet)

Under Construction - Second Quarter 2005

				Estimated
		Building	Start	Completion	%	Square
Location		Type	Date	Date	Leased	Feet

Carteret	NJ	Industrial	Apr-04	Apr-06	0%	362,000	(1)
Los Angeles	CA	Office	May-04	Dec-05	Joint venture	321,000	(4)
Atlanta	GA	Industrial	Aug-04	Feb-06	50%	428,000	(1)
Glenview	IL	Office	Aug-04	Aug-05	100%	49,000	(1)
Minooka	IL	Industrial	Sep-04	Oct-05	Build-to-Sell	456,000	(2)
San Bernardino	CA	Industrial	Oct-04	Nov-05	37%	758,000	(1)
Manteca	CA	Industrial	Oct-04	Sep-05	Build-to-Sell	96,000	(2)
Fontana	CA	Industrial	Oct-04	Oct-05	0%	545,000	(1)
Los Angeles	CA	Office	Dec-04	Dec-05	Joint venture	206,000	(4)
Fremont	CA	Retail	Dec-04	Nov-05	0%	7,000	(1)
Minooka	IL	Industrial	Apr-05	Dec-05	100%	850,000	(1)
Atlanta	GA	Industrial	Apr-05	Feb-06	100%	913,000	(1)
Rose Hills	CA	Industrial	Jun-05	Dec-05	Design Build	346,000	(3)
Rose Hills	CA	Industrial	Jun-05	Dec-05	Design Build	305,000	(3)

Total						5,642,000

(1) Total to be added to portfolio	59%	3,912,000
(2) Total build to sell		552,000
(3) Total design build for fee only		651,000
(4) Total joint venture		527,000

Core Segment Work-in-Process

As of June 30, 2005 and December 31, 2004

(In thousands)

	Development	Development	Total
	To be	To be	Work-in-
Work-in-Process - June 30, 2005	Retained	Sold	Process

Square feet	3,912	552	4,464

Land costs	$26,407	$4,080	$30,487
Buildings costs	57,764	11,475	69,239
Spent-to-date	84,171	15,555	99,726
Forecast to complete	64,808	8,581	73,389
Total	$148,979	$24,136	$173,115

	Development	Development	Total
	To be	To be	Work-in-
Work-in-Process - December 31, 2004	Retained	Sold	Process

Square feet	2,752	992	3,744

Land costs	$24,127	$9,030	$33,157
Buildings costs	56,998	7,469	64,467
Spent-to-date	81,125	16,499	97,624
Forecast to complete	55,664	26,580	82,244
Total	$136,789	$43,079	$179,868

Urban, Residential & Other Segment

Summary of remaining of non-core assets

•The remaining development land at Los Angeles Union Station (36.5 acres entitled for 5.3 million square feet). The book value for the development land at LAUS is $51.3 million as of June 30, 2005.

•Parkway, a residential community development in Sacramento, California, which will be substantially complete by the end of 2006.  The book value for Parkway is $3.1 million as of June 30, 2005.

•Serrano, a residential community development in Sacramento, California. The book value for Serrano is $17.6 million as of June 30, 2005.

•Cash flow from tax increment and profit participation at Victoria-by-the-Bay, a completed residential development in Hercules, California.  The tax increment cash flow is expected to total $3.5 million annually by 2008, at full build-out, and grow annually through 2044, as property assessments increase.   The book value of the tax increment cash flow is $19.0 million as of June 30, 2005.

Operating Joint Ventures

(Dollars in thousands)

(Unaudited)

June 30, 2005

	International Rivercenter (1)	New Orleans Rivercenter (2)	Pacific Market Investment Corporation (3)	Torrance Investment Company (4)	Total
CDX ownership %	25%	42%	50%	67%
	For the quarter ended June 30, 2005

Revenue	67,280	625	9,485	2,042	79,432
Operating expenses	(38,113)	(257)	(6,052)	(846)	(45,268)
Interest	(6,859)	—	(1,103)	(451)	(8,413)
Depreciation	(4,942)	—	(752)	(373)	(6,067)
Income	$17,366	$368	$1,578	$372	$19,684

CDX income from operating joint ventures	4,248	112	789	349	5,498

Total joint venture debt	148,053	—	—	11,152	159,205

CDX share of joint venture debt	37,250	—	—	7,435	44,685

(1)     International Rivercenter owns the 1,600-room New Orleans Hilton Hotel on and adjacent to the Lower Poydras Wharf in New Orleans, Louisiana.

(2)     New Orleans Rivercenter owns a 75% undivided interest in an 8.5-acre parcel of land.

(3)     Pacific Market Investment Company owns a 337-room Embassy Suites Hotel in San Diego, California. Catellus acquired partner’s 50% interest on June 1, 2005. Above information reflects activity through June 1, 2005.

(4)     Torrance Investment Company owns two office buildings totaling 202,000 square feet on 14 acres of land in Torrance, California.

Definitions

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

The company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance.  Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other.  The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations.  The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time.  This segment also includes REIT conversion costs, historic tax effects prior to the REIT conversion, and accounting charges relating to the November 2003 stock option exchange offer.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Monthly base rent is computed on a GAAP basis.

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations).  NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

Except for historical matters, the matters discussed in this supplemental are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law. These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: failure to obtain the approvals of shareholders of Catellus and ProLogis or to satisfy the other closing conditions necessary for the consummation of the merger of Catellus with and into a subsidiary of ProLogis; failure of the combined company in such merger to achieve the successful integration of the operations of ProLogis and Catellus or to realize the intended benefits of the merger; changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; non-renewal of leases by tenants or renewal at lower than expected rates; difficulties in identifying properties to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as we expect; our failure to divest of properties on advantageous terms or to timely reinvest proceeds from any such divestitures; our failure to qualify and maintain our status as a real estate investment trust under the Internal Revenue Code; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; losses in excess of our insurance coverage; discretionary government decisions affecting the use of land, including the issuance of permits and acceptance of the design and construction of infrastructure improvements, and delays resulting therefrom; disputes related to and delays in the payment of bond reimbursements for infrastructure costs; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; actions by taxing authorities, or necessary recalculations by the company, requiring retroactive changes to the tax treatment of distributions to shareholders; environmental uncertainties, including liability for environmental remediation and changes in environmental laws and regulations; failure or inability of parties or third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects, co-owners, and owners for whom we provide development services; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; risks and uncertainties affecting property development and renovation (including construction delays and cost overruns); other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2004, and its report on Form 10-Q for the quarter ended March 31, 2005, filed with the Securities and Exchange Commission (“SEC”), as well as the joint proxy statement/prospectus that is part of the registration statement on Form S-4 of ProLogis filed with the SEC on July 13, 2005.

Information contained in this supplemental financial package is not a substitute for the joint proxy statement/prospectus. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS, ABOUT THE PROPOSED MERGER OF CATELLUS DEVELOPMENT CORPORATION WITH AND INTO A PROLOGIS SUBSIDIARY AND ABOUT CATELLUS, PROLOGIS AND THE COMBINED COMPANY.  The joint proxy statement/prospectus, as well as other documents filed by Catellus and/or ProLogis with the SEC are available free of charge at the SEC’s website (http://www.sec.gov) or by directing a request when such a filing is made to Catellus Development Corporation at 201 Mission Street, Second Floor, San Francisco, California, 94105, Attn.: Investor Relations, or by telephone at (415) 974-4500, or by email at InvestorRelations@catellus.com; or (if appropriate) to ProLogis at 14100, E. 35th Place, Aurora,  Colorado 80011, Attn.: Investor Relations, or by telephone at
800-820-0181.